UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 06, 2016

PORTUS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54854	98-0654981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 Hambley Blvd. STE 2

Pikeville, KY 41501

Registrant’s telephone number, including area code: (954) 778-8211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

PORTUS CORPORATION

CURRENT REPORT ON FORM 8-K

SECTION 8 – OTHER EVENTS

Item 8.01 Changes in Registrant’s Address of Record and Annual Business License Renewal.

Portus Corporation (the “Company”) has updated it’s address of record and has additionally brought current the Company’s annual State of Nevada business license filing.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Exhibit No.	Description
99.1	Certificate to Accompany Restated Articles or Amended and Restated Articles dated September 26, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 07, 2016	Portus Corporation

By: /s/ G. Dale Murray II
G. Dale Murray II
President, Chief Operating Officer and Director (Principal Executive, Financial and Accounting Officer)

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